RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                     /s/ R. Michael Conley
                                     R. Michael Conley


Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                       /s/ Richard R. Crowl
                                       Richard R. Crowl


Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                      /s/ John H. Flittie
                                      John H. Flittie

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                      /s/ Wayne R. Huneke
                                      Wayne R. Huneke




Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                    /s/ Kenneth U. Kuk
                                    Kenneth U. Kuk



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                       /s/ William R. Merriam
                                       William R. Merriam



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                     /s/ David H. Roe
                                     David H. Roe



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                       /s/ Robert C. Salipante
                                       Robert C. Salipante



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                        /s/ Donald L. Swanson
                                        Donald L. Swanson



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                       /s/ John G. Turner
                                       John G. Turner



Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER



     The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY ("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY
A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                      /s/ Steven W. Wishart
                                      Steven W. Wishart



Rev. 08/96